UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VEREIT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Internet Availability of Proxy Materials for the Stockholder Meeting to Be Held on September 29, 2015.
VEREIT, INC.
VEREIT, INC. F/K/A ARCP 2325 EAST CAMELBACK ROAD SUITE 1100 PHOENIX, AZ 85016
Meeting Information
Meeting Type:
Annual Meeting
For holders as of:
August 6, 2015
Date: September 29, 2015 Time: 9:00 AM EDT
Location: VEREIT, Inc.
Le Parker Meridien
119 W. 56th St.
New York, NY 10019
You are receiving this communication because you hold
shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of
the more complete proxy materials that are available to
you on the Internet. You may view the proxy materials
online at www.proxyvote.com or easily request a paper copy
(see reverse side).
We encourage you to access and review all of the important
information contained in the proxy materials before voting.
See the reverse side of this notice to obtain
proxy materials and voting instructions.
M95783-P69053

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE, PROXY STATEMENT AND ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote .com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 15, 2015 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
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Voting Items
The Board of Directors recommends you vote FOR
the following nominees:
1. Election of Directors
Nominees:
1a. Glenn J. Rufrano
1b. Hugh R. Frater
1c. Bruce D. Frank
1d. David B. Henry
1e. Mark S. Ordan
1f. Eugene A. Pinover
1g. Julie G. Richardson
The Board of Directors recommends you vote FOR the following proposals 2 and 3:
2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2015.
3. To adopt a non-binding advisory resolution approving the compensation for our named executive officers as described in the Company’s definitive proxy statement.
NOTE: Other business may come before the Annual Meeting and any other adjournment thereof.
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M95786-P69053